PURCHASE AGREEMENT
                               ------------------


          THIS PURCHASE AGREEMENT ("Agreement") is made as of the ____ day of November, 1999 by and between LifeCell Corporation, a Delaware corporation (the "Company"), and the Investors set forth on the signature page affixed hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS

          A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

          B. Each Investor wishes to purchase, and the Company wishes to sell and issue to each Investor, upon the terms and conditions stated in this Agreement, that number of shares of the common stock of the Company, $0.001 par value per share (the "Common Stock") and that number of warrants to purchase Common Stock in the form attached hereto as EXHIBIT A (the "Warrants"), as are
                                              ---------
set forth on the signature page attached hereto and executed by each such Investor, for an aggregate offering of 925,000 shares of Common Stock and 200,000 Warrants; and

          C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT B (the "Registration Rights
                                             ---------
Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, and applicable state securities laws;

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Definitions.  In addition to those terms defined above and elsewhere
            -----------
in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

          1.1     "Affiliate"  means,  with  respect  to  any  person, any other
                   ---------
person which directly or indirectly controls, is controlled by, or is under common control with, such person.

          1.2     "Agreements"  means  this  Agreement,  the Registration Rights
                   ----------
Agreement,  and  the  Warrants.

          1.3     "Closing"  means  the  consummation  of  the  transactions
                   -------
contemplated  by  this  Agreement, and "Closing Date" shall have the meaning set
                                        ------------
forth  in  Section  3,  below.

          1.4      "Control"  means  the possession , direct or indirect, of the
                    -------
power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

          1.5     "Market  Price"  means  the  average  closing bid price of the
                   -------------
Common Stock in the ten (10) trading days immediately preceding the date on which the calculation is being made.

          1.6     "Material  Adverse  Effect" means a material adverse effect on
                   -------------------------
the (i) condition (financial or otherwise), business, assets, or results of operations of the Company; (ii) ability of the Company to perform any of its material obligations under the terms of this Agreement; or (iii) rights and remedies of the Investor under the terms of this Agreement.

          1.7     "Person" means an individual, corporation, partnership, trust,
                   ------
business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          1.8     "SEC  Filings"  has  the  meaning  set  forth  in Section 4.6.
                   ------------

          1.9     "Securities"  means  the  Shares, the Warrants and the Warrant
                   ----------
Shares  (defined  below).

          1.10     "Shares"  means the shares of Common Stock being purchased by
                    ------
the  Investors  hereunder.

          1.11     "Warrant  Shares"  means  the shares of Common Stock issuable
                    ---------------
upon  exercise  of  or  otherwise  pursuant  to  the  Warrants.

          1.12     "1933  Act" means the Securities Act of 1933, as amended, and
                    ---------
the  rules  and  regulations  promulgated  thereunder.

          1.13     "1934  Act"  means  the  Securities  Exchange Act of 1934, as
                    ---------
amended,  and  the  rules  and  regulations  promulgated  thereunder.

     2.     Purchase  and Sale of the Shares and Warrants.  Subject to the terms
            ---------------------------------------------
and conditions of this Agreement, each of the Investors hereby severally, and not jointly, agrees to purchase, and the Company hereby agrees to sell and issue to the Investors, the number of Shares and Warrants to purchase the number of shares of Common Stock set forth on such Investor's signature page attached hereto. The purchase price per share of Common Stock purchased by each Investor hereunder shall be $4.20 (the "Purchase Price"). The exercise price of the Warrants shall be 130% of the Purchase Price, or $5.46 per share.


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
     3.     Closing.  The  Company shall promptly deliver to Investors' counsel,
            -------
in trust, a certificate or certificates, registered in such name or names as the Investors shall have designated, representing all of the Shares and all of the Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by counsel to the Investors of the certificates, the Investors shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing the entire Purchase Price. On the date the Company receives such funds, the certificates evidencing the Shares and the Warrants shall be released to the Investors (and such date shall be deemed the "Closing Date").

     4.     Representations  and  Warranties of the Company.  The Company hereby
            -----------------------------------------------
represents  and  warrants  to  the  Investors  that:

          4.1     Organization, Good Standing and Qualification.  The Company is
                  ---------------------------------------------
a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not have a Material Adverse Effect. The Company has no subsidiaries.

          4.2     Authorization.  The  Company has the requisite corporate power
                  -------------
and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          4.3     Capitalization.  Set  forth  on Schedule 4.3 hereto is (a) the
                  --------------                  ------------
authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of


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
preemptive  rights.  Except  as set forth on Schedule 4.3, no Person is entitled
                                             ------------
to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3, there are no
                                                      ------------
outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, the Company is not currently in negotiations for the issuance of any equity securities of any kind. Except as set forth on Schedule 4.3, the
                                                               ------------
Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities of the Company held by them. Except as set forth on Schedule 4.3, the Company has not granted
                                       ------------
any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          4.4     Valid  Issuance.  The Company has reserved a sufficient number
                  ---------------
of shares of Common Stock for the issuance of the Shares pursuant to this Agreement and upon exercise of the Warrants. The Company will take such steps as may be necessary to reserve sufficient shares for issuance pursuant to
Section 7 below when such issuance is determinable. The Shares and Warrants are duly authorized, and such Securities, along with the Warrant Shares when issued in accordance herewith and with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

          4.5     Consents.  The  execution,  delivery  and  performance  by the
                  --------
Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the requirements of the Nasdaq Stock Market, which the Company undertakes to file within the applicable time periods.

          4.6     Delivery  of  SEC Filings; Business.  The Company has provided
                  -----------------------------------
the Investors with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the "SEC Filings"). The Company is engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company.

          4.7     Use of Proceeds.  The proceeds of the sale of the Common Stock
                  ---------------
and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

          4.8     No Material Adverse Change.  Since the filing of the Company's
                  --------------------------
most recent Annual Report on Form 10-K or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act or as set forth on Schedule 4.8 hereto, there has not been:
           -------------

               (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30 1999, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;


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
               (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

               (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company;

               (iv) any waiver by the Company of a valuable right or of a material debt owed to it;

               (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (vi) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company;

               (viii) any transaction entered into by the Company other than in the ordinary course of business; or

               (ix) any other event or condition of any character that might have a Material Adverse Effect.

          4.9     SEC  Filings;  Material  Contracts.
                  ----------------------------------

               (a) The SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (b) During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (c)     Except  as set forth on Schedule 4.3 hereto, there are no
                                               ------------
agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

          4.10     Form  S-3  Eligibility.  The Company is currently eligible to
                   ----------------------
register the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act.

          4.11     No  Conflict,  Breach,  Violation or Default.  The execution,
                   --------------------------------------------
delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii) except where it would not have a Material Adverse Effect, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its properties, or (b) except as set forth on Schedule 4.11,
                                                                  -------------
any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject.

          4.12     Tax  Matters.  The  Company has timely prepared and filed all
                   ------------
tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes owed by it. There are no material unpaid assessments against the Company nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any of its respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

          4.13     Title  to Properties.  Except as disclosed in the SEC Filings
                   --------------------
or  Schedule  4.13,  the  Company  has  good  and  marketable  title to all real
    --------------
properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.14     Certificates, Authorities and Permits.  The Company possesses
                   -------------------------------------
adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

          4.15     No  Labor  Disputes.  No  material  labor  dispute  with  the
                   -------------------
employees of the Company exists or, to the knowledge of the Company, is imminent.

          4.16     Intellectual  Property.  The  Company has sufficient title or
                   ----------------------
adequate rights or licenses to use the inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), material to and used in the conduct of the business now operated by it, or presently employed by it, and presently contemplated to be operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. To the knowledge of the Company, the Company's patents and other Intellectual Property Rights and the present activities of the Company do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party.

          4.17     Environmental  Matters.  The  Company  is not in violation of
                   ----------------------
any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

          4.18     Litigation.  Except  as  disclosed  in  the SEC Filings or on
                   ----------
Schedule 4.18 hereto, there are no pending actions, suits or proceedings against
   ----------
or affecting the Company or any of its properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.19     Financial  Statements.  The  financial statements included in
                   ---------------------
each SEC Filing present fairly and accurately in all material respects the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, to the best of the Company's knowledge, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

          4.20     Insurance  Coverage.  The Company maintains in full force and
                   -------------------
effect  the  insurance  coverage  set  forth  on  Schedule 4.20, and the Company
                                                  -------------
reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.21     Compliance  with  Nasdaq Continued Listing Requirements.  The
                   -------------------------------------------------------
Company is in compliance with all applicable Nasdaq continued listing requirements. There are no proceedings pending or to the Company's knowledge threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq National Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq National Market.

          4.22     Brokers  and  Finders.  Except  as set forth on Schedule 4.23
                   ---------------------                           -------------
hereof, the Company shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement. No agreement by the Company with any third party will give rise to any liability or responsibility of any Investor for a finder's fee or commission related to this Agreement and the transactions contemplated hereby.

          4.23     No Directed Selling Efforts or General Solicitation.  Neither
                   ---------------------------------------------------
the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.24     No  Integrated  Offering.  Neither the Company nor any of its
                   ------------------------
Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

          4.25     Disclosures.  No  representation  or  warranty made under any
                   -----------
Section hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein, in light of the circumstances under which the statements were made, not misleading.

     5.     Representations  and  Warranties  of  the  Investor.  Each  of  the
            ---------------------------------------------------
Investors hereby severally, and not jointly, represents and warrants to the Company that:

          5.1     Organization  and  Existence.  The  Investor  is  a  validly
                  ----------------------------
existing corporation or limited liability company and has all requisite corporate or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

          5.2     Authorization.  The execution, delivery and performance by the
                  -------------
Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms.

          5.3     Purchase  Entirely  for  Own  Account.  The  Securities  to be
                  -------------------------------------
received by the Investor hereunder will be acquired for investment for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

          5.4     Investment  Experience.  The Investor acknowledges that it can
                  ----------------------
bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5     Disclosure  of  Information.  The  Investor  has  had  an
                  ---------------------------
opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges receipt of the SEC Filings and any other filings which it requested be made by the Company with the SEC. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

          5.6     Restricted  Securities.  The  Investor  understands  that  the
                  ----------------------
Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

          5.7     Legends.  It is understood that, until registration for resale
                  -------
pursuant to the Registration Rights Agreement, certificates evidencing the Securities may bear one or all of the following legends:

               (a) "The shares represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to the corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws; or (ii) such registration or qualification."

               (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

          Upon registration for resale pursuant to the Registration Rights Agreement, the Company shall promptly cause certificates evidencing the Shares previously issued hereunder to be replaced with certificates which do not bear such restrictive legends, and each Investor will thereafter sell the Common Stock evidenced by such certificates only pursuant to the Prospectus (as defined in the Registration Rights Agreement) or pursuant to Rule 144(k).

          5.8     Accredited  Investor.  The  Investor is an accredited investor
                  --------------------
as  defined  in  Rule  501(a)  of  Regulation D, as amended, under the 1933 Act.

          5.9     No  General  Solicitation.  The  Investor did not learn of the
                  -------------------------
investment in the Securities as a result of any public advertising or general solicitation.

          5.10     Reliance.  The Investor understands and acknowledges that (i)
                   --------
the Securities to be acquired by it hereunder are being offered and sold to it without registration under the 1933 Act in a private placement that is exempt from the registration provisions of the 1933 Act and (ii) the availability of such exemption depends in part on and the Company will rely upon the accuracy and truthfulness of the representations contained herein and the Investor hereby consents to such reliance.

          5.11     Transactions  in  Common Stock.  The Investor has not, during
                   ------------------------------
the thirty (30) trading days immediately preceding the date hereof, sold or established a short position in, any shares of Common Stock.

     6.     Registration  Rights  Agreement.  The  parties acknowledge and agree
            -------------------------------
that part of the inducement for the Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

     7.     Covenants  and  Agreements  of  the  Company.
            --------------------------------------------

          7.1     Purchase  Price  Adjustments.
                  ----------------------------

               (a)     Potential Adjustments.  Subject to Section 7.1(e), if the
                       ---------------------
Market Price on the first, second or third anniversary of the Closing is lower than $2.60, $4.00 or $4.00, respectively, the Company shall issue to each of the Investors that number of shares of Common Stock at such Market Price equal in value to the difference between such Market Price and $2.60, $4.00 and $4.00, respectively, multiplied by the number of Shares originally acquired by such Investor hereunder. For so long as an Investor owns 65% or more of the Shares originally acquired by such Investor hereunder, which holdings shall be confirmed in writing by the Investor in the form attached as Schedule 7.1, such
                                                              ------------
Investor shall be entitled to the full benefit of the adjustment required by this Section 7.1(a). In the event an Investor on any anniversary date then owns less than 65% of the Shares acquired by it hereunder, such Investor shall be entitled to additional shares only with respect to the number of Shares then owned by such Investor (i.e., the multiplier shall be only that number of Shares as the Investor still owns). The term "Shares" as used in this Agreement shall include shares issued to the Investors pursuant to this Section 7.1.

               (b)     Adjustment  Mechanics.  If  an  adjustment  is  required
                       ---------------------
pursuant to Section 7.1(a), the Company shall deliver to the Investors within twenty (20) business days ("Delivery Date") each Investor's additional shares of Common Stock; provided however, that the Company shall effect such adjustment in cash, in whole or in part, to the extent required by Section 7.1(c). In the event the Company fails to deliver the additional shares (or cash, as the case may be) within ten (10) days of the Delivery Date, the Company shall be liable to the Investors for a penalty equal to 1% of the aggregate adjustment per month (in each instance to such Investor pro rata in accordance with its participation in this offering), payable in Common Stock or cash, at the Company's election. Any adjustment made on the second and third anniversaries of the Closing shall take into account the adjustment(s) made, if any, on the first anniversary and on the first and second anniversaries, respectively, such that the per share cash amount of the adjustment in the second and third years shall be reduced by the per share cash amount of the adjustment in the preceding year(s). By way of illustration, if on the first anniversary the Market Price is $2.00, the Investors will be entitled to a $.60 per share adjustment. If then on the second anniversary, the Market Price is $3.00, the Investors will be entitled to a $.40 per share adjustment (to wit, $1.00 difference from the $4.00 per share target for year two, less $.60 per share adjustment paid on the first anniversary).

               (c)     Limitation  on  Number  of  Shares.
                       ----------------------------------

                    (i) If by way of any adjustment required by this Section 7.1, an Investor would receive a number of shares of Common Stock such that the total number of such shares held by the Investor as of the date of such adjustment would be greater than 9.90% but less than 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the adjustment required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 120 days following the date such adjustment would have otherwise been made.

                    (ii)     If  by  way  of  any  adjustment  required  by this
Section 7.1, an Investor would receive a number of shares of Common Stock such that the total number of such shares held by the Investor as of the date of such adjustment would equal or exceed 13.0% of the total outstanding Common Stock of the Company, then the Company shall not effect the adjustment required by this Section to the extent necessary to avoid causing the aforesaid limitation to be exceeded until 180 days following the date such adjustment would have otherwise been made.

                    (iii) In the event that the Company would be obligated to issue an amount of shares of Common Stock which, when aggregated with all shares of Common Stock issued to an Investor, would constitute a breach of the Company's obligations under the rules or regulations of Nasdaq as they apply to the Company, or any other principal securities exchange or market upon which the Common Stock is or becomes traded (the "Cap Regulations"), the Company shall not be obligated to issue any such shares of Common Stock. Instead, the Company shall immediately seek shareholder approval of this transaction if such approval would, under the Cap Regulations, permit the Company to issue the shares of Common Stock without violation of the Cap Regulations. If such shareholder approval will not afford a cure of the breach of the Cap Regulations, or if such shareholder approval is not obtained within eighty (80) days, then the Company shall promptly redeem the Investor at a redemption price equal to 105% of the cash value of the adjustment.

     Only shares acquired pursuant to this Agreement will be included in determining whether the limitations would be exceeded for purposes of this
Section  7.1(c).

               (d)     Capital  Adjustments.  In  case  of  any  stock  split or
                       --------------------
reverse stock split of the Common Stock, stock dividend on the Common Stock, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Section 7.1 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. No adjustment shall be required by reason of stock dividends paid on the Series B Preferred Stock.

               (e)     Early  Termination of Potential Adjustment Period.  If at
                       -------------------------------------------------
any time prior to the expiration of the three-year period for potential adjustments as contemplated by Section 7.1 (the "Potential Adjustment Period"), the closing bid price for the Common Stock of the Company exceeds $10.00 for twenty (20) consecutive trading days, the Potential Adjustment Period shall thereupon terminate; provided that at all times during such twenty trading days, the Shares were effectively registered for resale by the Investors.

          7.2     Limitation  on  Transactions.
                  ----------------------------

               (a) Until the date of effectiveness of the Registration Statement covering the Shares as contemplated by the Registration Rights Agreement, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not issue or sell or agree to issue or sell for cash in a non-public offering any equity securities in a capital raising transaction.

               (b) Until the expiration of the Potential Adjustment Period (or its early termination pursuant to Section 7.1(e)) without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not issue or sell, or agree to issue or sell, for cash in a non-public Variable Rate Transaction. For the purposes of this Agreement, a "Variable Rate Transaction" shall mean: (A) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (B) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the 1933 Act; provided, however, that the foregoing limitation on Variable Rate Transactions shall not apply to any such securities with an aggregate face value outstanding at any time equal to or less than seven and one-half percent (7.5%) of the Company's primary market capitalization.

               7.3     Right of Investors to Participate in Future Transactions.
                       --------------------------------------------------------
Until the expiration of the Potential Adjustment Period (or its early termination pursuant to Section 7.1(e)), or such earlier termination thereof, the Investors will have a right to participate in future capital raising transactions of the Company on the terms and conditions set forth in this
Section 7.3. During such period, the Company shall give five (5) business days advance written notice to the Investors prior to any non-public offer or sale of any of the Company's equity securities or any securities convertible into or exchangeable or exercisable for such securities by providing to the Investors a comprehensive term sheet containing all significant business terms of such a proposed transaction. Prior to the closing of any such sale, the Investors shall have the right to participate (pro rata in accordance with each Investor's participation in this offering) in up to 20%, but if such right is exercised not less than an aggregate of 10%, of such new offering. If such offering constitutes a Variable Rate Transaction as defined above, the Investors shall have the right to participate (pro rata in accordance with each Investor's participation in this offering) in up to 50%, but if such right is exercised not less than an aggregate of 10%, of such new offering. The Investor(s)' right hereunder must be exercised in writing by the Investor(s) within five (5) business days following receipt of the notice from the Company. If, subsequent to the Company giving notice to the Investors hereunder but prior to the Investor exercising its right to participate (or the expiration of the five-day period without response from the Investor), the terms and conditions of the proposed third-party sale are changed from that disclosed in the comprehensive term sheet provided to the Investors, the Company shall be required to provide a new notice to the Investors hereunder and the Investors shall have the right, which must be exercised within five (5) business days of such new notice, to exercise its rights to purchase the securities on such changed terms and conditions as provided hereunder. In the event the Investors do not exercise their rights hereunder, or affirmatively decline to engage in the proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as noticed to the Investors (assuming the Investors have consented to the transaction, if required, pursuant to Section 7.2 of this Agreement). The rights and obligations of this Section
7.3  shall  in no way diminish the other rights of the Investor pursuant to this
Section  7.
          7.4     Opinion  of  Counsel.  On  or  prior  to the Closing Date, the
                  --------------------
Company will deliver to the Investors the opinion of legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.4 hereto.
                                                   -------------

          7.5     Reservation  of  Common  Stock  Pursuant  to  Section  7.1 and
                  --------------------------------------------------------------
Exercise  of  Warrants.  The  Company  hereby agrees at all times to reserve and
      ----------------
keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants in accordance with the terms of the Warrants. In addition, as soon as such number is determinable, the Company agrees to reserve such shares as may be necessary to permit the issuances to the Investors required by Section 7.1.

          7.6     Reports.  For so long as the Investors beneficially own any of
                  -------
the Securities, the Company will furnish to the Investors the following reports, each of which shall be provided to the Investors by air mail (within one week of filing with the SEC, in the case of SEC filings):

               (a)     Quarterly  Reports.  The  Company's  quarterly  report on
                       ------------------
Form 10-Q or, in the absence of such report, consolidated balance sheets of the Company as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles, subject to year-end and audit adjustments.

               (b)     Annual  Reports.  The  Company's  Form  10-K  or,  in the
                       ---------------
absence of a Form 10-K, consolidated balance sheets of the Company as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to the Investor.

               (c)     Securities  Filings.  Copies  of  (i)  all notices, proxy
                       -------------------
statements, financial statements, reports and documents as the Company shall send or make available generally to its stockholders or to financial analysts, promptly after providing same to the stockholders and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company furnishes or files, or any officer or director of the Company (in such person's capacity as such) furnishes or files with the SEC.

               (d)     Other  Information.  Such  other  information relating to
                       ------------------
the Company as from time to time may reasonably be requested by the Investors provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to the Investor would not be harmful to the Company.

          7.7     Press  Releases.  Any  press  release  or  other  publicity
                  ---------------
concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Investors for comment at least two (2) business days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange.

          7.8     No  Conflicting  Agreements.  The  Company  will  not take any
                  ---------------------------
action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

          7.9     Insurance.  So  long  as  the  Investors  beneficially own any
                  ---------
Securities, the Company shall not materially reduce the insurance coverages set forth in Schedule 4.20.
           --------------

          7.10     Compliance  with Laws.  So long as the Investors beneficially
                   ---------------------
own any Securities, the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

          7.11     Listing  of  Underlying  Shares  and  Related  Matters.  The
                   ------------------------------------------------------
Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. For so long as the Investors beneficially own any of the Securities, the Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Shares and the Warrant Shares thereon.

          7.12     Corporate  Existence.  So  long as the Investors beneficially
                   --------------------
own any of the Shares or Warrants (but in no event longer than five years), the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the exercise in full of all Warrants outstanding as of the date of such transaction; (b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c) (i) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon exercise of the Warrants are (or would be upon issuance thereof) listed for trading on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, or (ii) if not such a publicly traded corporation, then the buyer agrees that it will, at the election of an Investor, purchase such Investor's Shares (and Warrant Shares) within 30 days of such election at a per share purchase price of $4.20.

     8.     Survival.  All representations, warranties, covenants and agreements
            --------
contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of two years from the date of this Agreement; provided, however, that the provisions contained in Section 7 hereof shall survive in accordance therewith.

     9.     Arbitration.
            -----------

          9.1     Scope.  Resolution  of any and all disputes arising from or in
                  -----
connection with the Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), shall be exclusively governed by and settled in accordance with the provisions of this
Section 9; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

          9.2.     Binding  Arbitration.  The parties hereby agree to submit all
                   --------------------
Disputes to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefor (the "Arbitration
Demand") to the other party. The arbitration shall be conducted in New York, New York by a sole arbitrator selected by agreement of the parties not later than fifteen (15) business days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the America Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

          9.3.     Procedure.  The  arbitration  shall  be conducted pursuant to
                   ---------
the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to conduct limited discovery of information relevant to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) except as otherwise required by law and as required to conduct the proceedings, all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

          9.4.     Timing.  The arbitrator shall complete all hearings not later
                   ------
than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems frivolous, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 9. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

     10.     Miscellaneous.
             -------------

          10.1     Successors  and  Assigns.  This Agreement may not be assigned
                   ------------------------
by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder to an Affiliate, and without the prior written consent of the Investors, but after notice duly given and in compliance with this Agreement, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company that results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          10.2     Counterparts.  This  Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.3     Titles  and Subtitles.  The titles and subtitles used in this
                   ---------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          10.4     Notices.  Unless  otherwise  provided, any notice required or
                   -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) telex or telecopier, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

               If  to  the  Company:

                    LifeCell  Corporation
                    One  Millennium  Way
                    Branchburg,  NJ  08876
                    Attn:     Fenel  M.  Eloi
                    Chief  Financial  Officer
                    Fax:  908-947-1081

               If to the Investors, to the addresses set forth on the signature pages hereto.

          10.5     Fees  and  Expenses.  The  parties hereto shall pay their own
                   -------------------
costs and expenses in connection herewith, except that the Company shall pay to Tail Wind, Inc. a sum equal to 1% of the Purchase Price paid by each Investor as and for reimbursement for legal and due diligence expenses incurred in connection herewith and such amount shall be paid at Closing from gross proceeds of the offering.

          10.6     Amendments  and  Waivers.  Any  term of this Agreement may be
                   ------------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          10.7     Severability.  If  one  or  more provisions of this Agreement
                   ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          10.8     Entire Agreement.  This Agreement, including the Exhibits and
                   ----------------
Schedules hereto, and the Registration Rights Agreement constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          10.9     Further  Assurances.  The  parties  shall execute and deliver
                   -------------------
all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          10.10     Applicable  Law.  This  Agreement  shall be governed by, and
                    ---------------
construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The  Company:                         LIFECELL  CORPORATION



                              By:_________________________
                              Name:
                              Title:

The  Investor:                [___________________________]


                              By:_________________________
                              Name:
                              Title:


                              By:_________________________
                              Name:
                              Title:


Aggregate  Purchase  Price:  __________
Number  of  Shares  of  Common  Stock:  ____________
Number  of  Warrants:  _______________
Effective  per  share  Purchase  Price  of  Shares:  $4.20
Exercise  price  of  Warrants:  $5.46
Address  for  Notice:

                              [____________________________]
                              [____________________________]
                              [____________________________]
                              [____________________________]
                              [____________________________]
                              [____________________________]

                              with  a  copy  to:

                              Bryan  Cave  LLP
                              700  Thirteenth  Street,  NW
                              Washington,  DC  20005
                              Attn:  LaDawn  Naegle
                              Telephone:  202/508-6046
                              Facsimile:   202/508-6200

                                  SCHEDULE 7.1

Date:


LifeCell  Corporation
One  Millennium  Way
Branchburg,  NJ  08876
Attn:     Fenel  M.  Eloi


Gentlemen:

     By this letter we represent that on this date we own ___________ shares of LifeCell Corporation common stock. These shares are held in our brokerage account at ________________________________________________.

                              Sincerely,



                              ___________________________________
                              [Investor]

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


          This Registration Rights Agreement (the "Agreement") is made and entered into as of this ____ day of November, 1999 by and between LifeCell Corporation, a Delaware corporation (the "Company"), and the "Investors" named in that certain Purchase Agreement of even date herewith by and between the Company and the Investors (the "Purchase Agreement").

          The  parties  hereby  agree  as  follows:

          1.     Certain  Definitions
                 --------------------

               As used in this Agreement, the following terms shall have the following meanings:

               "Additional  Registrable  Securities"  shall  mean  the shares of
                -----------------------------------
Common Stock, if any, issued to the Investors pursuant to Section 7.1 of the Purchase Agreement.

               "Common  Stock"  shall mean the Company's Common Stock, par value
                -------------
$0.001  per  share.

               "Investors"  shall mean the purchasers identified in the Purchase
                ---------
Agreement and any affiliate of any Investor who is a subsequent holder of any Warrants, Registrable Securities or Additional Registrable Securities.

               "Prospectus"  shall  mean  the  prospectus  included  in  any
                ----------
Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or Additional Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

               "Register,"  "registered"  and  "registration"  refer  to  a
                --------     ----------         ------------
registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

               "Registrable  Securities"  shall  mean the shares of Common Stock
                -----------------------
issued and issuable to the Investors pursuant to the Purchase Agreement (other than additional shares of Common Stock issuable pursuant to Section 7.1 of the Purchase Agreement) and issuable upon the exercise of the Warrants.

               "Registration Statement" shall mean any registration statement of
                ----------------------
the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities or Additional Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               "SEC"  means  the  U.S.  Securities  and  Exchange  Commission.
                ---

               "1933  Act" means the Securities Act of 1933, as amended, and the
                ---------
rules  and  regulations  promulgated  thereunder.

               "1934 Act" means the Securities Exchange Act of 1934, as amended,
                --------
and  the  rules  and  regulations  promulgated  thereunder.

               "Warrants"  mean  the warrants to purchase shares of Common Stock
                --------
issued to the Investors pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit A.

          2.     Registration.
                 ------------

               (a)     Registration  Statements.
                       ------------------------

                    (i)     Registrable  Securities.  Promptly  following  the
                            -----------------------
closing of the purchase and sale of Common Stock and Warrants contemplated by the Purchase Agreement (the "Closing Date") (but no later than thirty (30) days after the Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Investors' consent) covering the resale of the Registrable Securities in an amount equal to the number of shares of Common Stock issued to the Investors on the Closing Date plus the number of shares of Common Stock necessary to permit the exercise in full of the Warrants. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement. No securities shall be included in the Registration Statement without the consent of each Investor other than the Registrable Securities and the securities subject to piggyback registration rights on the date hereof for which the Company could not obtain waivers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission.

                    (ii)     Additional  Registrable  Securities.  Upon  the
                             -----------------------------------
written demand of any Investor and following the issuance of any additional shares of Common Stock to such Investor pursuant to Section 7.1 of the Purchase Agreement, the Company shall prepare and file with the SEC a Registration Statement on Form S-3, and any additional Registration Statements on Form S-3 upon the written demand of any Investor pursuant to its rights during the Potential Adjustment Period as that term is defined in the Purchase Agreement (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Registrable Securities, subject to the Investor's consent), covering the resale of the Additional Registrable Securities in an amount equal to the number of shares of Common Stock issued to and designated in the demand by such Investor. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The Company shall use its best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement. No securities shall be included in the Registration Statement without the consent of the Investor other than the Registrable Securities and Additional Registrable Securities and the securities subject to piggyback registration rights on the date hereof for which the Company could not obtain waivers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with
Section 3(c) to the Investor and its counsel prior to its filing or other submission.

               (b)     Expenses.  The  Company  will  pay  all  its  expenses
                       --------
associated with each registration, and the Investors will pay all their expenses subject to the reimbursement provided for in the Purchase Agreement (and to the extent funds have been returned to the Company, in respect thereof, the Company will pay them over subject to receipt of appropriate documentation). In no event will the Company reimburse Investors for discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

               (c)     Effectiveness.
                       -------------

                    (i) The Company shall use its best efforts to have each Registration Statement declared effective as soon as practicable. If (A) the Registration Statement covering Registrable Securities is not declared effective by the SEC within four (4) months following the Closing Date, or the Registration Statement covering Additional Registrable Securities is not declared effective by the SEC within four (4) months following the demand of an Investor relating to the Additional Registrable Securities covered thereby (each, a "Registration Date"), (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement (by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to subparagraph (ii) below, or (C) the Common Stock generally or the Registrable Securities specifically is not listed or included for quotation on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange, then the Company will make pro-rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 2% of the aggregate amount paid by such Investor on the Closing Date to the

Company for shares of Common Stock still held by such Investor for any month or pro rata for any portion thereof following the Registration Date during which any of the events described in (A) or (B) or (C) above occurs and is continuing (the "Blackout Period"). The Blackout Period shall terminate upon (x) the effectiveness of the applicable Registration Statement in the case of (A) and
(B) above; (y) listing or inclusion of the Common Stock on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange in the case of (C) above; and (z) in the case of the events described in (A) or (B) above, the earlier termination of the Registration Period (as defined in Section 3(a) below). The amounts payable as liquidated damages pursuant to this paragraph shall be payable, at the option of the Company, in lawful money of the United States or in shares of Common Stock at the Market Price (as that term is defined in the Purchase Agreement), and amounts payable as liquidated damages shall be paid monthly within two (2) business days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Amounts payable as liquidated damages hereunder shall cease when an Investor no longer holds Warrants or Registrable Securities, or Additional Registrable Securities, as applicable. Notwithstanding the above, if after twelve (12) months, the Company in good faith determines that it is unable to remedy the events set forth in
(A), (B) or (C), the Company may notify the Investors that the liquidated damages will cease to accrue and, at the Investor's election, the Company shall redeem (if and only if permitted under applicable law), in whole or in part, as instructed by the Investor, the shares of Common Stock and Warrants held by such Investor for an amount equal to 100% of the amount originally invested by such Investor. If an Investor does not elect to have its Common Stock and Warrants so redeemed, the Company shall use reasonable efforts to remedy the events set forth in (A), (B) and (C), but the Investor will no longer be entitled to further liquidated damages pursuant to this Agreement.

                    (ii) For not more than thirty (30) consecutive trading days or for a total of not more than forty (40) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company and terminate or suspend effectiveness of any registration contemplated by this Section containing such information, if disclosure of such information at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. The duration of the Restricted Period as provided in the Purchase Agreement will be extended by the number of days of any and all Allowed Delays.

               (d)     Underwritten  Offering.  If  any  offering  pursuant to a
                       ----------------------
Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Investors; provided, the Investors may only object to such selection by the Company in extreme circumstances.

          3.     Company  Obligations.  The Company will use its best efforts to
                 --------------------
effect the registration of the Registrable Securities and Additional Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

               (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of the date on which all Registrable Securities or Additional Registrable Securities, as the case may be, covered by such Registration Statement, as amended from time to time, have been sold or are eligible for sale under Rule 144(k) promulgated under the Securities Act (the "Registration Period");

               (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities and Additional Registrable Securities; provided that, at least three (3) days prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Investors copies of all documents proposed to be filed, which documents will be subject to the comments of the Investors;

               (c) permit one counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects in a timely manner;

               (d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities and Additional Registrable Securities owned by such Investor;

               (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

               (f) if required by the underwriter, at the request of the Investors, the Company shall furnish, on the date that Registrable Securities or Additional Registrable Securities, as applicable, are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Investors and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Investors;

               (g) make effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment (except as allowed under Section 2(c)(ii) hereof);

               (h) furnish to each Investor a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules by courier pursuant to the notice requirements of
Section  10.4  of  the  Purchase  Agreement;

               (i) use its reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities or Additional Registrable Securities, as applicable, for offer and sale under the securities or blue sky laws of such jurisdictions as the Investors reasonably request in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities or Additional Registrable Securities covered by the Registration Statement;

               (j) cause all Registrable Securities or Additional Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

               (k) immediately notify the Investors, at any time when a Prospectus relating to the Registrable Securities or Additional Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and subject to Section 2(c)(ii), at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or Additional Registrable Securities, as applicable, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities and Additional Registrable Securities, if applicable, hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 3(m), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

          4.     Obligations  of  the  Investors.
                 -------------------------------

               (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities or Additional Registrable Securities, as applicable, that each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities or Additional Registrable Securities, as applicable, held by it and the intended method of disposition of the Registrable Securities or Additional Registrable Securities, as applicable, held by it, as shall be reasonably required to effect the registration of such Registrable Securities or Additional Registrable Securities, as applicable, and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities or Additional Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least five (5) business days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities or Additional Registrable Securities included in the Registration Statement.

               (b) Each Investor, by its acceptance of the Registrable Securities and Additional Registrable Securities, if any, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities or Additional Registrable Securities, as applicable, from the Registration Statement, in which case the Investor shall be deemed to have waived its rights to have Registrable Securities or Additional Registrable Securities, as the case may be, registered under this Agreement, unless the Investor reasonably believes sales of its securities under such Registration Statement may violate federal securities laws.

          (c) In the event the Company determines to engage the services of an underwriter, each Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities or Additional Registrable Securities, as applicable.

               (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Investor will immediately discontinue disposition of Registrable Securities or Additional Registrable Securities pursuant to the Registration Statement covering such Registrable Securities or Additional Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the prospectus covering the Registrable Securities or Additional Registrable Securities, as applicable, current at the time of receipt of such notice.

               (e) No Investor may participate in any underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities or Additional Registrable Securities, as applicable, on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

          5.     Indemnification.
                 ---------------

               (a)     Indemnification  by  Company.  The  Company  agrees  to
                       ----------------------------
indemnify and hold harmless, to the fullest extent permitted by law the Investors, each of their officers, directors, partners and employees and each person who controls the Investors (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except insofar as the same are based entirely upon any information furnished in writing to the Company by such Investors, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, provided that such violation was not caused by the negligence or willful misconduct of the Investor and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities and Additional Registrable Securities.

               (b)     Indemnification  by  Holder.  In  connection  with  any
                       ---------------------------
registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities and Additional Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto; or
(ii) any violation by the Investor of any federal, state or common law, rule or regulation applicable to the Investor in connection with the Registration
Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto, provided that such violation was not caused by the negligence or willful misconduct of the Company. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities or Additional Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

               (c)     Conduct  of  Indemnification  Proceedings.  Any  person
                       -----------------------------------------
entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any
                                                               --------
person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as
       -   -------
provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

               (d)     Contribution.  If  for  any  reason  the  indemnification
                       ------------
provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities or Additional Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities or Additional Registrable Securities giving rise to such contribution obligation.

          6.     Miscellaneous.
                 -------------

               (a)     Amendments  and  Waivers.  This  Agreement may be amended
                       ------------------------
only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor.

               (b)     Notices.  All  notices  and other communications provided
                       -------
for or permitted hereunder shall be made as set forth in Section 10.4 of the Purchase Agreement.

               (c)     Assignments  and  Transfers by Investors.  This Agreement
                       ----------------------------------------
and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except to an affiliate of an Investor who is a subsequent holder of any Warrants, Registrable Securities or Additional Registrable Securities.

               (d)     Assignments and Transfers by the Company.  This Agreement
                       ----------------------------------------
may not be assigned by the Company without the prior written consent of each Investor then holding Registrable Securities, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

               (e)     Benefits  of  the Agreement.  The terms and conditions of
                       ---------------------------
this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (f)     Counterparts.  This  Agreement  may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (g)     Titles  and  Subtitles.  The titles and subtitles used in
                       ----------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               (h)     Severability.  If  one  or  more  provisions  of  this
                       ------------
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

               (i)     Further  Assurances.  The  parties  shall  execute  and
                       -------------------
deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

               (j)     Entire  Agreement.  This  Agreement  is  intended  by the
                       -----------------
parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (k)     Applicable Law.  This Agreement shall be governed by, and
                       --------------
construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


The  Company:                              LIFECELL  CORPORATION



                                   By:_________________________
                                   Name:
                                   Title:


The  Investors:


                                   By:_________________________
                                   Name:
                                   Title:


                                   By:_________________________
                                   Name:
                                   Title: